Exhibit 99.1

NOTE

Date	4/9/2020

Note Amount	$ 2,004,175.00

Borrower	HyreCar Inc.

Lender	JPMorgan Chase Bank, N.A.

1.	PROMISE TO PAY.

Borrower promises to pay to the order of Lender the Note Amount, plus interest on the unpaid principal balance at the Note Rate, and all other amounts required by this Note.

2.	DEFINITIONS.

“CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act.

“Deferral Period” means the six month period beginning on the date of this Note.

“Loan” means the loan evidenced by this Note.

“Maturity Date” means twenty-four (24) months from the date of this Note.

“Note Rate” means an interest rate of 0.98% Per Annum and interest shall accrue on the unpaid principal balance computed on the basis of the actual number of days elapsed in a year of 360 days.

“Per Annum” means for a year deemed to be comprised of 360 days.

“SBA” means the Small Business Administration, an Agency of the United States of America.

3.	CONDITIONS PRECEDENT TO FUNDING OF LOAN.

Before the funding of the Loan, the following conditions must be satisfied:

A.	Lender has approved the request for the Loan.

B.	Lender has received approval from SBA to fund the Loan.

4.	PAYMENT TERMS.

Borrower will pay this Note as follows:

A.	No Payments During Deferral Period. There shall be no payments due by Borrower during the Deferral Period.

B.	Principal and Interest Payments. Commencing one month after the expiration of the Deferral Period, and continuing on the same day of each month thereafter until the Maturity Date, Borrower shall pay to Lender monthly payments of principal and interest, each in such equal amount required to fully amortize the principal amount outstanding on the Note on the last day of the Deferral Period by the Maturity Date.

C.	Maturity Date. On the Maturity Date, Borrower shall pay to Lender any and all unpaid principal plus accrued and unpaid interest plus interest accrued during the Deferral Period. This Note will mature on the Maturity Date.

D.	If any payment is due on a date for which there is no numerical equivalent in a particular calendar month then it shall be due on the last day of such month. If any payment is due on a day that is not a Business Day, the payment will be made on the next Business Day. The term “Business Day” means a day other than a Saturday, Sunday or any other day on which national banking associations are authorized to be closed.

E.	Payments shall be allocated among principal and interest at the discretion of Lender unless otherwise agreed or required by applicable law. Notwithstanding, in the event the Loan, or any portion thereof, is forgiven pursuant to the Paycheck Protection Program under the federal CARES Act, the amount so forgiven shall be applied to principal.

F.	Borrower may prepay this Note at any time without payment of any premium.

5.	CERTIFICATIONS.

Borrower certifies as follows:

A.	Current economic uncertainty makes this Loan necessary to support the ongoing operations of Borrower.

B.	Loan funds will be used to retain workers and maintain payroll or make mortgage payments, lease payments, and utility payments.

C.	During the period beginning on February 15, 2020 and ending on December 31, 2020, Borrower has not and will not receive another loan under this program.

D.	Borrower was in operation on February 15, 2020 and (i) had employees for whom it paid salaries and payroll taxes, or (ii) paid independent contractors as reported on a 1099-Misc.

6.	AGREEMENTS.

Borrower understands and agrees, and waives and releases Lender, as follows:

A.	The Loan would be made under the SBA’s Paycheck Protection Program. Accordingly, it must be submitted to and approved by the SBA. There is limited funding available under the Paycheck Protection Program and so all applications submitted will not be approved by the SBA.

B.	Lender is participating in the Payroll Protection Program to help businesses impacted by the economic impact from COVID-19. However, Lender anticipates high volume and there may be processing delays and system failures along with other issues that interfere with submission of your application to SBA. Lender does not represent or guarantee that it will submit the application before SBA funding is no longer available or at all. You agree that Lender is not responsible or liable to you (i) if the application is not submitted to the SBA until after SBA stops approving applications, for any reason or (ii) if the application is not processed. You forever release and waive any claims against Lender concerning failure to obtain the Loan. This release and waiver applies to but is not limited to any claims concerning Lender’s (i) pace, manner or systems for processing or prioritizing applications, or (ii) representations by Lender regarding the application process, the Paycheck Protection Program, or availability of funding. This agreed to release and waiver supersedes any prior communications, understandings, agreements or communications on the issues set forth herein.

C.	Forgiveness of the Loan is only available for principal that is used for the limited purposes that qualify for forgiveness under SBA requirements, and that to obtain forgiveness, Borrower must request it and must provide documentation in accordance with the SBA requirements, and certify that the amounts Borrower is requesting to be forgiven qualify under those requirements. Borrower also understand that Borrower shall remain responsible under the Loan for any amounts not forgiven, and that interest payable under the Loan will not be forgiven but that the SBA may pay the Loan interest on forgiven amounts.

D.	Forgiveness is not automatic and Borrower must request it. Borrower is not relying on Lender for its understanding of the requirements for forgiveness such as eligible expenditures, necessary records/documentation, or possible reductions due to changes in number of employees or compensation. Rather Borrower will consult the SBA’s program materials.

E.	The application for this Loan is subject to review and that Borrower may not receive the Loan. The Loan also remains subject to availability of funds under the SBA’s Payment Protection Program, and to the SBA issuing an SBA loan number.

7.	DEFAULT.

Borrower is in default under this Note if Borrower:

A.	Fails to make a payment when due under the Note or otherwise fails to comply with any provision of this Note.

B.	Does not disclose, or anyone acting on its behalf does not disclose, any material fact to Lender or SBA.

C.	Makes, or anyone acting on its behalf makes, a materially false or misleading representation, attestation or certification to Lender or SBA in connection with Borrower’s request for this Loan under the CARES Act, or makes a false certification under paragraph 5 of this Note.

D.	Fails to comply with all of the provisions of this Note.

E.	Becomes the subject of a proceeding under any bankruptcy or insolvency law, has a receiver or liquidator appointed for any part of its business or property, or makes an assignment for the benefit of creditors.

F.	Reorganizes, merges, consolidates, or otherwise changes ownership or business structure without Lender’s prior written consent.

G.	Becomes the subject of a civil or criminal action that Lender believes may materially affect Borrower’s ability to pay this Note.

8.	LENDER’S RIGHTS IF THERE IS A DEFAULT.

Without notice or demand and without giving up any of its rights, Lender may:

A.	Require immediate payment of all amounts owing under this Note.

B.	Collect all amounts owing from Borrower.

C.	File suit and obtain judgment.

9.	LENDER’S GENERAL POWERS.

Without notice or Borrower’s consent, Lender may incur expenses to collect amounts due under this Note and enforce the terms of this Note. Among other things, the expenses may include reasonable attorney’s fees and costs. If Lender incurs such expenses, it may demand immediate repayment from Borrower or add the expenses to the principal balance;

10.	GOVERNING LAW AND VENUE; WHEN FEDERAL LAW APPLIES.

When SBA is the holder, this Note shall be interpreted and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law.

If the SBA is not the holder, this Note shall be governed by and construed in accordance with the laws of the State of Ohio where the main office of Lender is located. MATTERS REGARDING INTEREST TO BE CHARGED BY LENDER AND THE EXPORTATION OF INTEREST SHALL BE GOVERNED BY FEDERAL LAW (INCLUDING WITHOUT LIMITATION 12 U.S.C. SECTIONS 85 AND 1831u) AND THE LAW OF THE STATE OF OHIO. Borrower agrees that any legal action or proceeding with respect to any of its obligations under this Note may be brought by Lender in any state or federal court located in the State of Ohio, as Lender in its sole discretion may elect. Borrower submits to and accepts in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of those courts. Borrower waives any claim that the State of Ohio is not a convenient forum or the proper venue for any such suit, action or proceeding. The extension of credit that is the subject of this Note is being made by Lender in Ohio.

11.	SUCCESSORS AND ASSIGNS.

Under this Note, Borrower includes its successors, and Lender includes its successors and assigns.

12.	GENERAL PROVISIONS.

A.	Borrower must sign all documents necessary at any time to comply with the Loan.

B.	Borrower’s execution of this Note has been duly authorized by all necessary actions of its governing body. The person signing this Note is duly authorized to do so on behalf of Borrower.

C.	This Note shall not be governed by any existing or future credit agreement or loan agreement with Lender. The liabilities guaranteed pursuant to any existing or future guaranty in favor of Lender shall not include this Note. The liabilities secured by any existing or future security instrument in favor Lender shall not include this Note.

D.	Lender may exercise any of its rights separately or together, as many times and in any order it chooses. Lender may delay or forgo enforcing any of its rights without giving up any of them.

E.	Borrower may not use an oral statement of Lender or SBA to contradict or alter the written terms of this Note.

F.	If any part of this Note is unenforceable, all other parts remain in effect.

G.	To the extent allowed by law, Borrower waives all demands and notices in connection with this Note, including presentment, demand, protest, and notice of dishonor.

H.	Borrower’s liability under this Note will continue with respect to any amounts SBA may pay Bank based on an SBA guarantee of this Note. Any agreement with Bank under which SBA may guarantee this Note does not create any third party rights or benefits for Borrower and, if SBA pays Bank under such an agreement, SBA or Bank may then seek recovery from Borrower of amounts paid by SBA.

I.	Lender reserves the right to modify the Note Amount based on documentation received from Borrower.

13.	ELECTRONIC SIGNATURES.

Borrower’s electronic signature shall have the same force and effect as an original signature and shall be deemed (i) to be “written” or “in writing” or an “electronic record”, (ii) to have been signed and (iii) to constitute a record established and maintained in the ordinary course of business and an original written record when printed from electronic files. Such paper copies or “printouts,” if introduced as evidence in any judicial, arbitral, mediation or administrative proceeding, will be admissible as between the parties to the same extent and under the same conditions as other original business records created and maintained in documentary form.

14.	BORROWER’S NAME AND SIGNATURE

Borrower:

HyreCar Inc.

By:	/s/ Scott Brogi

Printed Name:	Scott Brogi

Title:	CFO

Date Signed:	4/9/2020

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